Exhibit 99.1

Physical AI and Manufacturing Company Nemi to Go
Public at a $400 Million Pre-Money Equity Value Through
Business Combination with BHAV Acquisition Corp

Nemi Is Developing its Large Manufacturing Model, an AI-Powered Platform
Designed to Automate Product Design, Engineering and Manufacturing End-to-
End While Reducing Costs and Lead Times

Nemi Operates 300,000+ Square Feet of Manufacturing Operations, Serving Over
50 Enterprise Customers Across Aerospace, Defense and Automotive Markets
Worldwide

STAFFORD, TX and PISCATAWAY, NJ, November 5, 2026 – Nemi Corp. (“Nemi” or the “Company”), a Physical AI and Manufacturing-as-a-Service company building the Large Manufacturing Model (“LMM”), and BHAV Acquisition Corp (Nasdaq: BHAV) (“BHAV”), a publicly traded special purpose acquisition company, today announced that they have entered into a definitive business combination agreement (the “Business Combination Agreement”, and the transaction, the “Business Combination”). The Business Combination is expected to close in the first quarter of 2027, subject to approval by BHAV’s and Nemi’s shareholders, regulatory approvals and other customary closing conditions. Following completion of the proposed Business Combination, Nemi will be the listed parent company and expects its Class A common stock to trade on The Nasdaq Stock Market under the ticker symbol “NEMI”.

A Manufacturer First, Building AI Where Parts Are Made

Nemi operates more than 300,000 square feet of manufacturing space in India. The Company makes precision metal parts, tooling, electronics, batteries, motors, plastics and complex assemblies, and holds AS9100D and ISO 9001 certifications. Nemi sells this capacity to enterprise customers as Manufacturing-as-a-Service (“MaaS”) and also operates an electric-vehicle business. In FY2025, Nemi’s MaaS business grew revenue 38% year-over-year with gross margins of 32.5%.

The LMM is a comprehensive stack for automating all aspects of hardware manufacturing: Anvil for design and engineering, Orion for factory operations and robotics, and Atlas for commercial and after-sales work.

Nemi is led by Founder and Chief Executive Officer Anirudh Ravi Narayanan, who brings extensive experience across aerospace and defense engineering, advanced manufacturing and business strategy. Prior to founding Nemi, Mr. Narayanan held roles at McKinsey & Company, where he worked in its Digital and Industrial practices, and previously held engineering positions in the aerospace and defense electronics industry. He holds an MBA from the Yale School of Management and an engineering degree from Rose-Hulman Institute of Technology.

Engineering Today, the Factory Floor Next

Anvil turns an engineering brief into CAD, electronics design, simulation and a released bill of materials. On more than 35 customer and internal programs over the past 12 months, Nemi measured design work finishing about three times faster with about one-third of the engineers, compared with its pre-LMM baselines for similar work. Together, that is roughly nine times the design output per engineer.

Results on recent programs, compared with management’s estimates of typical industry timelines:

●	A full electric-vehicle platform for Nemi’s own EV business, taken from concept to production-ready in 9 months against a typical 18-month period.

●	A complete drone powertrain (battery, motor, controller and ground unit) for a Tier-1 defense manufacturer, delivered in 4 months against a typical 16-month period, at about 20% lower parts cost.

●	A production line for a consumer-appliance maker stood up in 5 weeks with no tooling cost.

●	A flight-critical aerospace part cut from 7 hours to 3 hours per job while holding a 10-to-15 micron tolerance.

Nemi’s first market is high-product mix, low-volume programs in aerospace, defense and other demanding industrial sectors, where engineering is a large share of cost. Next, the Company plans to automate its factory floor. Its digital-twin ERP is already deployed, factory orchestration is in pilot, and low-cost robotics are in development. Nemi plans to implement and stress test each step in its own plants before using it in manufacturers it acquires.

Growing Commercial Momentum Across High-Value Manufacturing Markets

As of October 14, 2026, Nemi had more than $14 million of open purchase orders from 16 customers, subject to the realization of certain contractual milestones. Current customers have also signed non-binding letters of intent (“LOIs”) with an indicative value of over $100 million of revenue for Nemi through 2028.

Nemi serves more than 50 enterprise customers across its manufacturing and electric-vehicle businesses. Its customers include defense, aerospace and space organizations in India, directly or through partners, as well as automotive manufacturers. Nemi’s existing shareholders include Musashi Seimitsu Industry Co., Ltd., a listed Japanese automotive components maker.

In 2025, consolidated gross margin rose to 17.7% from 3.1% in 2024.

Growth Plan and Operating Target

Nemi plans to scale by adding factory capacity for existing customer programs and by acquiring traditional manufacturers, then deploying the LMM in them. Nemi has a robust pipeline of prospective targets, though no definitive agreements have been signed to date.

Management is targeting approximately $120 million of operating annualized revenue run-rate (“Operating ARR”) for the quarter ending twelve months after closing, up from approximately $20 million expected at closing. The target reflects management’s planned manufacturing capacity expansion, anticipated customer demand and contributions from prospective acquisitions.

“We believe Physical AI is going to bring about the next industrial revolution,” said Anirudh Ravi Narayanan, Chief Executive Officer of Nemi. “Our goal, stated simply, is to do for hardware what LLMs did for software. Hardware is hard. Its data is mostly proprietary and closed, so whoever intends to automate it has to be inside the factory. That is why we are a manufacturer first: each part we design and build becomes data for the next one. To gather data fast, we have to grow fast. Every manufacturing company will eventually run on AI. We want to help them get there.”

Transaction Overview

The Business Combination Agreement sets Nemi’s pre-money equity value at $400 million, or 40,000,000 shares at $10.00 per share. That fixed number covers all shares issued for Nemi’s existing equity, including outstanding equity awards and the securities issued in Nemi’s pre-closing financing. The consideration is entirely in stock, and there is no earnout.

Nemi is targeting to raise $50 million in a private investment in public equity (the “PIPE”) at $10.00 per share. Assuming the full amount of the PIPE is raised and no redemptions by BHAV’s public shareholders, the proposed Business Combination is expected to provide approximately $142.5 million of cash at closing from BHAV’s $100 million trust account and the PIPE, after estimated expenses.

The proposed Business Combination includes a minimum available closing cash condition of $30 million, which the parties may waive; available cash includes funds held in BHAV’s trust account after redemptions and the proceeds of the PIPE and the pre-closing financing.

Nemi intends to use the proceeds from the proposed Business Combination to expand factory capacity, acquire manufacturers that already serve its markets, continue developing the LMM and Phase 2 robotics toward greater levels of automation and fund working capital.

The boards of directors of Nemi and BHAV have unanimously approved the transaction, and BHAV’s board has received a fairness opinion. BHAV’s sponsor has agreed to vote its shares in favor of the proposed Business Combination and not to redeem them. Closing is expected in the first quarter of 2027, subject to approval by BHAV’s and Nemi’s shareholders, effectiveness of a registration statement on Form S-4, regulatory approvals and other customary conditions. Additional information about the proposed Business Combination, including a copy of the Business Combination Agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by BHAV with the U.S. Securities and Exchange Commission (the “SEC”) and available at www.sec.gov.

BHAV’s Chief Executive Officer and Director Giri Devanur added, “Nemi is building Physical AI from inside the factory. With real manufacturing operations, enterprise customers and proprietary data, we believe Nemi has the foundation to transform how products are designed and manufactured.”

Advisors

Cantor Fitzgerald & Co. is serving as sole placement agent and capital markets advisor to Nemi.

Maxim Group LLC is serving as capital markets advisor to BHAV.

Loeb & Loeb LLP is serving as legal counsel to Nemi.

Mitchell Silberberg & Knupp LLP is serving as legal counsel to BHAV.

About Nemi Corp.

Nemi is a Physical AI and Manufacturing-as-a-Service company focused on transforming how physical products are designed, engineered and manufactured. Through its proprietary Large Manufacturing Model, Nemi is developing an integrated AI platform designed to automate the product lifecycle, from initial concept and engineering through manufacturing, quality control and delivery. The Company operates manufacturing facilities serving enterprise customers across the aerospace, defense, automotive and industrial sectors, leveraging its own operations to develop, deploy and continuously improve its AI capabilities. By combining real-world manufacturing expertise with AI-driven automation, Nemi aims to reduce production costs, accelerate development timelines and improve manufacturing efficiency at scale. For more information, visit https://nemilmm.com/.

About BHAV Acquisition Corp

BHAV Acquisition Corp (Nasdaq: BHAV, BHAVU, BHAVR) is a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. BHAV completed its $100 million initial public offering in March 2026. It is led by Giri Devanur, its Chief Executive Officer and a director, who is also the sole managing member of its sponsor, BHAV Partners LLC. Mr. Devanur has led three companies to Nasdaq listings: AMERI Holdings (2017), reAlpha Tech Corp. (2023) and BHAV (2026). For more information, visit https://bhavspac.com/.

Notes on Metrics and Other Disclosures

Customer counts, LOIs, management pipeline, program counts, design-productivity measurements, program results and Operating ARR are based on unaudited management records and have not been independently verified. LOIs are non-binding and may not become orders or revenue. Typical industry timelines are management’s estimates for comparable programs. MaaS growth and margin come from the financial statements of the MaaS subsidiary used in the audited consolidation and include sales to other Nemi companies. Amounts from the audited U.S. GAAP financial statements are shown in U.S. dollars as presented in those statements; other U.S. dollar amounts are converted from Indian rupees at ₹95.98 per US$1.00 (FBIL reference rate, September 30, 2026).

LMM tools (Anvil, Orion and Atlas) use the third-party AI models best suited to their respective tasks. Nemi does not develop its own foundation models; the LMM is named by analogy to large language models.

Open purchase orders are orders received but not yet delivered and invoiced, at October 14, 2026, net of invoicing to September 30, 2026, as disclosed in Note 2(d) to the audited consolidated financial statements (the customer count is from Nemi’s purchase-order registers); they include blanket purchase orders from a fleet customer, against which releases are issued. The LOIs are non-binding; their stated values are indicative potential sales through 2028.

The audited financial information is taken from the consolidated financial statements of BNC Motors Pvt. Ltd. (“BNC Motors”) and its subsidiaries, Nemi’s Indian operating group (which was Nemi’s sole operating group during those periods), for the years ended December 31, 2025 and 2024, prepared under U.S. GAAP.

Operating ARR is the latest quarter’s external revenue multiplied by 4, excluding intercompany revenue; it is a run-rate, not contracted revenue or a U.S. GAAP measure. Operating ARR for the quarter ended September 30, 2026 was approximately $3.7 million, based on provisional, unaudited accounts. The approximately $20 million expected at closing assumes $50 million of pre-closing financing to add the working capital and capacity needed to execute the demand pipeline. The $120 million target assumes approximately $100 million of funding before and at closing, planned capacity additions to ramp up to customer demand and about $30 million of Operating ARR from acquisitions that have not yet been committed. Both the closing estimate and the target are management estimates, not forecasts.

On closing, shares held by Nemi’s founder and his affiliates, and BHAV sponsor shares allocated to Giri Devanur, will become Nemi Corp. Class B common stock, which carries ten votes per share, has the same economic rights as Class A common stock and converts into Class A common stock on a one-for-one basis. All other Nemi shareholders, and BHAV shareholders who do not redeem, will receive Class A common stock. Closing is also subject to a minimum available closing cash condition of $30 million, which the parties may waive; available cash includes the funds held in BHAV’s trust account after redemptions and the proceeds of the PIPE and the pre-closing financing.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including statements regarding the Business Combination between Nemi and BHAV. The safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 is not available for forward-looking statements made in connection with the Business Combination, and neither Nemi nor BHAV relies on it. Forward-looking statements include statements about the expected timing, structure and completion of the Business Combination; the satisfaction of closing conditions; the listing of Nemi Corp.’s Class A common stock on Nasdaq; the cash expected to be available at closing, including after redemptions; the expected use of proceeds; Nemi’s plans, strategy and technology and product roadmap, including the LMM and Phase 2 robotics; Nemi’s planned capacity expansion and acquisitions; the PIPE financing or any other financing; Nemi’s estimate of Operating ARR at closing and its target of $120 million of Operating ARR for the quarter ending twelve months after closing, and the funding, capacity and acquisition assumptions underlying them; the expected composition of Nemi Corp.’s board and management; and the expected benefits of the Business Combination. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” “target,” “will” and “would,” and similar expressions, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking.

These statements are based on the current expectations of Nemi’s and BHAV’s management and are not predictions of actual performance. They are subject to risks and uncertainties, many beyond the parties’ control, that could cause actual results to differ materially, including: the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, including if the Business Combination is not completed by June 20, 2027 (or any extended date); the failure to obtain the approval of BHAV’s shareholders or Nemi’s shareholders, required regulatory approvals or to satisfy other closing conditions, including the effectiveness of the registration statement and the $30 million minimum available closing cash condition; the level of redemptions by BHAV’s public shareholders; Nemi’s ability to complete the PIPE financing or obtain other financing before or after closing on acceptable terms, or at all; the conditions that raised substantial doubt about the ability of BNC Motors and its subsidiaries to continue as a going concern, a doubt that management concluded its plans alleviate, as described in their audited consolidated financial statements; the completion of the remaining steps of Nemi’s reorganization of BNC Motors, including Indian regulatory filings, and Nemi’s ability to acquire the BNC Motors shares it does not hold; the interests of BHAV’s sponsor, directors and officers in the Business Combination, which may differ from those of BHAV’s public shareholders; the ability to obtain or maintain the listing of Nemi Corp.’s securities on Nasdaq; the outcome of any legal proceedings relating to the Business Combination; Nemi’s limited operating history at its current scale, its history of losses and its ability to manage growth; Nemi’s dependence on a limited number of customers and suppliers, and the risk that open purchase orders are delayed or cancelled or that letters of intent do not convert into orders; Nemi’s ability to complete and integrate acquisitions; the concentration of Nemi’s operations and assets in India and related economic, political, regulatory, currency and tax risks, including compliance with Indian foreign-investment rules; the risk that Nemi’s technology, including the LMM, does not perform as expected, and Nemi’s ability to protect its intellectual property; competition, including from better-capitalized companies; export-control, defense and security requirements; the effects of Nemi Corp.’s dual-class share structure and the voting control of Nemi’s founder; dilution; the costs of the Business Combination and of operating as a public company; and the other risks to be described under “Risk Factors” in the registration statement on Form S-4 that will be filed in connection with the proposed Business Combination and in BHAV’s filings with the SEC. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such statements will be achieved. Except as required by law, neither Nemi nor BHAV undertakes any duty to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

In connection with the Business Combination, Nemi intends to file with the SEC a registration statement on Form S-4 (as amended, the “Registration Statement”), which will include a preliminary proxy statement of BHAV and a preliminary prospectus of Nemi relating to the securities to be issued in the Business Combination. After the Registration Statement is declared effective, BHAV will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders as of the record date established for voting on the Business Combination at an extraordinary general meeting of BHAV’s shareholders. This press release is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that Nemi or BHAV may file with the SEC. BHAV’S SHAREHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND ANY AMENDMENTS TO THEM, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED IN CONNECTION WITH THE BUSINESS COMBINATION, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEMI, BHAV AND THE BUSINESS COMBINATION. Shareholders will be able to obtain free copies of these documents, when available, at the SEC’s website, www.sec.gov, or by directing a request to BHAV Acquisition Corp, 255 Old New Brunswick Rd., Suite N210, Piscataway, NJ 08854, Attention: chaitanya@bhavspac.com.

Participants in the Solicitation

BHAV, Nemi and their respective directors and executive officers may be deemed participants in the solicitation of proxies from BHAV’s shareholders in connection with the Business Combination. Information about BHAV’s directors and executive officers and their ownership of BHAV securities is set out in BHAV’s final prospectus for its initial public offering, dated March 18, 2026 and filed with the SEC on March 20, 2026, and in BHAV’s subsequent filings with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Registration Statement and the proxy statement/prospectus when available. Free copies of these documents may be obtained as described above.

No Offer or Solicitation

This press release is not a proxy statement or a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination, and it does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE TRANSACTIONS DESCRIBED IN THIS PRESS RELEASE, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PRESS RELEASE. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Contacts

Investor Relations Contact:

Elevate IR

Sean Mansouri, CFA or Aaron D’Souza

Nemi@elevate-ir.com

(720) 330-2829

BHAV Contact:

chaitanya@bhavspac.com

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